Execution Version

Exhibit 10.4

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT, dated as of May 1, 2018 (as the same may be amended, amended and restated, supplemented and/or otherwise modified from time to time, this “Agreement”), by and among (i) Summer Energy Holdings, Inc., a Nevada corporation (the “Grantor”); and (ii) EDF Energy Services, LLC (“EDF”) and EDF Trading North America, LLC (“EDFT NA”, and together with EDF, the “Secured Party”), as secured parties.

WHEREAS, the Grantor owns the Equity Interests identified as being pledged by the Grantor on Schedule I hereto;

WHEREAS, Summer Energy, LLC (“Summer Energy”), Summer Energy Northeast, LLC (“Summer Northeast” and, together with Summer Energy, “ESCO”) each a directly owned subsidiary of the Grantor, and the Secured Party have entered into that certain Energy Services Agreement, dated of even date herewith (as amended, supplemented, or otherwise modified from time to time, the “Facility Agreement”), pursuant to which the Secured Party has agreed to make available to ESCO a financial and physical commodity supply and hedging facility (as amended, supplemented, or otherwise modified from time to time, the “Facility”);

WHEREAS, the Grantor and the Pledged Entities will receive energy supply and other substantial benefits from the Facility Agreement, and in connection therewith, the Grantor has agreed to pledge certain Equity Interests in favor of the Secured Party in order to secure obligations owed by ESCO to the Secured Party thereunder and other obligations as provided herein; and

WHEREAS, it is a condition precedent to the Secured Party entering into the Facility Agreement that the Grantor shall have executed and delivered to the Secured Party this Agreement as security for ESCO’s obligations under the Facility Agreement and other obligations as provided herein.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows.

ARTICLE I.

DEFINITIONS AND TERMS

Section 1.01Defined Terms.  Initially capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings given to such terms in the Facility Agreement, or, if not defined therein, in the UCC; provided, however, that if a term is defined in Article 9 of the UCC differently than in another Article of the UCC, the term shall have the meaning specified in Article 9 of the UCC.

Section 1.02Additional Defined Terms.  The following terms shall have the meanings herein specified unless the context otherwise requires:

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“Agreement” shall have the meaning assigned to such term in the Preamble of this Agreement.

“Debtor Relief Laws” shall have the meaning assigned to such term in the Security Agreement.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ESCO” shall have the meaning assigned to such term in the recitals of this Agreement.

“Facility Agreement” shall have the meaning assigned to such term in the recitals of this Agreement.

“Facility Document” shall have the meaning assigned to such term in the Security Agreement.

“Facility Termination Date” shall have the meaning assigned to such term in the Security Agreement.

“Governing Document” means, with respect to any Person, its certificate and articles of incorporation or organization, its by-laws or operating agreements, and all equity holder agreements, voting agreements and similar arrangements applicable to any of its authorized shares of capital stock, its partnership interests or its membership interests and any other arrangements relating to the control or management of any such equity (whether existing as a corporation, a partnership, a limited liability partnership, a limited liability company or otherwise).

“Grantor” shall have the meaning assigned to such term in the preamble of this Agreement.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 1, 2018, by and among ESCO, Secured Party, Blue Water Capital Funding, LLC, and Grantor.

“Pledged Collateral” means the Pledged Equity Interests of the Grantor.

“Pledged Entities” means, collectively, all of the Pledged Entities identified on Schedule I hereto.

“Pledged Equity Interest” means all of the issued and outstanding Equity Interests now owned by the Grantor, as set forth on Schedule I, together with any of the Grantor’s other rights,

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title and interests in or in any way related to such Equity Interests while this Agreement is in effect, including (a) certificates, warrants, options or rights of any nature whatsoever in respect of the Equity Interests of any Pledged Entity that may be issued or granted to, or held by the Grantor; (b) all additional Equity Interests hereafter from time to time acquired by the Grantor in any manner, together with all dividends, cash, instruments and other property hereafter from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Equity Interests and in all profits, losses and other distributions to which the Grantor shall at any time be entitled in respect of any such Equity Interest; (c) all other payments due or to become due to the Grantor in respect of any such Equity Interest, whether under any partnership agreement, limited liability company agreement, other agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise; (d) all of the Grantor’s claims, rights, powers, privileges, authority, puts, calls, options, security interests, liens and remedies, if any, under any partnership agreement, limited liability company agreement, other agreement or at law or otherwise in respect of any such Equity Interest; (e) all present and future claims, if any, of the Grantor against any Pledged Entity for moneys loaned or advanced, for services rendered or otherwise; (f) all of the Grantor’s rights under any partnership agreement, limited liability company agreement, other agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of the Grantor relating to any such Equity Interest; (g) all other property hereafter delivered in substitution for or in addition to any of the foregoing; (h) all certificates and instruments representing or evidencing any of the foregoing; and (i) all cash, securities, interest, distributions, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof; provided that, in no event shall more than sixty-five percent (65%) of the total issued and outstanding Equity Interests of any Person that is not a United States Person (within the meaning of section 7701(a)(30) of the Internal Revenue Code of 1986 (the “Code”)) constitute Pledged Equity Interests; provided further, that immediately upon any amendment of the Code that would allow the pledge of a greater percentage of such Equity Interests without material adverse tax consequences, “Pledged Equity Interest” shall include such greater percentage of Equity Interests from that time forward.

“Secured Party” shall have the meaning assigned to such term in the preamble of this Agreement.

“Securities Laws” means the United States Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws (in each case, as amended).

“Security Agreement” means that certain Security Agreement between the Pledged Entities, the other grantors party thereto and the Secured Party, dated of even date herewith, as it may be amended, supplemented, or otherwise modified from time to time.

“Summer Energy” shall have the meaning assigned to such term in the preamble of this Agreement.

“Summer Energy Northeast” shall have the meaning assigned to such term in the preamble of this Agreement.

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“UCC” means, unless the context indicates otherwise, the Uniform Commercial Code, as at any time adopted and in effect in the State of New York, specifically including and taking into account all amendments, supplements, revisions and other modifications thereto.

Section 1.03Terms Generally.  The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.”  The word “will” shall be construed to have the same meaning and effect as the word “shall.”  Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, and (d) unless otherwise specified, all references herein to Sections, Schedules, Annexes and Exhibits shall be construed to refer to Sections of, and Schedules, Annexes and Exhibits to, this Agreement.

ARTICLE II.

SECURITY INTEREST

Section 2.01Grant of Security Interest.  As security for the prompt and complete payment and performance when due, whether at stated maturity, by acceleration or otherwise, of all of the Secured Obligations, the Grantor does hereby collaterally assign, pledge, hypothecate, deliver and set over unto the Secured Party, and does hereby grant to the Secured Party, a continuing security interest in all of the right, title and interest of the Grantor in, to and under all of the following of the Grantor, whether now existing or hereafter from time to time arising or acquired and wherever located:

(a)the Pledged Collateral of the Grantor; and

(b)all Proceeds and products of any and all of the foregoing.

Section 2.02No Assumption of Liability.  The security interest granted hereunder by the Grantor is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of any of the Pledged Collateral of the Grantor.

ARTICLE III.

REPRESENTATIONS AND WARRANTIES

The Grantor represents and warrants to the Secured Party, which representations and warranties shall survive the execution and delivery of this Agreement until the termination of this Agreement in accordance with Section 8.09, as follows:

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Section 3.01Title and Authority.  The Grantor (i) has good, valid and unassailable rights in its Pledged Collateral (subject only to Liens in favor of the Secured Party and Liens described in clauses (ii) and (xv) of the definition of Permitted Liens in the Facility Agreement (provided that, with respect to the Liens described in clause (xv) of the definition of Permitted Liens in the Facility Agreement, that such Liens are subordinate to the rights of the Secured Party in the Pledged Collateral hereunder and to the rights of the Secured Party to the Collateral as defined and set forth in the Security Agreement, in each case to the extent set forth in the Intercreditor Agreement)) and (ii) has full power and authority to grant to the Secured Party the security interest in such Pledged Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other Person other than any consent or approval that has been obtained. There exists no Adverse Claim with respect to its Pledged Collateral.  The Grantor does not own (A) any other Equity Interests in the Pledged Entities other than the Pledged Equity Interests of the Grantor or (B) any certificated Equity Interests in the Pledged Entities except as set forth on Schedule I.  All of the Grantor’s Subsidiaries are set forth on Schedule I.

Section 3.02Absence of Other Liens.

(a)There is no UCC financing statement (or similar statement or instrument of registration under the law of any jurisdiction) covering or purporting to cover any interest of any kind of the Grantor in the Pledged Collateral of the Grantor, except for any filings or recordings made in connection with any Liens in favor of the Secured Party or in connection with Permitted Liens (as defined in the Facility Agreement).

(b)The Grantor is, and as to any Pledged Collateral acquired by it from time to time after the date hereof the Grantor will be, the owner of all of its Pledged Collateral free and clear of any Lien, except for Liens in favor of the Secured Party and Liens described in clauses (ii) and (xv) of the definition of Permitted Liens in the Facility Agreement.

Section 3.03Validity of Security Interest.  The security interest of the Grantor constitutes a legal, valid and enforceable first priority security interest in all of the Pledged Collateral of the Grantor, securing the payment and performance of the Secured Obligations.

Section 3.04Perfection of Security Interest under UCC.  The Grantor shall cooperate with the Secured Party to ensure that all notifications and other actions, including all filings, registrations and recordings, which are (x) required by the terms of this Agreement to have been given, made, obtained, done and accomplished and (y) necessary to create, preserve, protect and perfect the security interest granted by the Grantor to the Secured Party hereby in respect of its portion of the Pledged Collateral shall have been accomplished.

Section 3.05Places of Business; Jurisdiction of Organization; Locations of Pledged Collateral.  The Grantor represents and warrants that (i) the principal place of business of the Grantor, or its chief executive office, if it has more than one place of business, is located at the address indicated on Schedule II; (ii) the jurisdiction of formation or organization of the Grantor is set forth on Schedule II; and (iii) the U.S. Federal Tax I.D. Number and, if applicable, the organizational identification number of the Grantor is set forth on Schedule II.  The Grantor does not, at and as of the date hereof, conduct business in any jurisdiction, and except as set forth on

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Schedule II, in the preceding five years, the Grantor and any predecessors in interest have not conducted business in any jurisdiction, under any trade name, fictitious name or other name (including any names of divisions or predecessor entities), except the current legal name of the Grantor and such other trade, fictitious and other names as are listed on Schedule II.

Section 3.06Status of Pledged Collateral.  All of the Equity Interests of the Grantor hereunder have been duly and validly issued and are fully paid and non-assessable, and are not held in any securities account.  The Grantor is not in default in the payment of any material portion of any mandatory capital contribution, cash call, or other funding, if any, required to be made under any Governing Document relating to any of the Pledged Equity Interests of the Grantor.  The Grantor is not in violation or default of any other material provisions of any such Governing Document.  No Pledged Collateral of the Grantor is subject to any defense, offset or counterclaim, nor have any of the foregoing been asserted or alleged in writing against the Grantor by any Person.

ARTICLE IV.

GENERAL COVENANTS

Section 4.01No Other Liens; Defense of Title.  The Grantor will not make or grant, or suffer or permit to exist, any Lien on any of its Pledged Collateral, other than Liens in favor of the Secured Party and Liens described in clauses (ii) and (xv) of the definition of Permitted Liens in the Facility Agreement.  The Grantor, at its sole cost and expense, will take any and all actions reasonably necessary to defend title to its Pledged Collateral against any and all Persons (excluding the Secured Party) and to defend the validity, enforceability, perfection, effectiveness and priority of the security interest of the Secured Party therein against any other Liens.

Section 4.02Further Assurances; Filings and Recordings.

(a)The Grantor, at its sole cost and expense, will duly execute, acknowledge and deliver all such agreements, instruments and other documents and take all such actions as the Secured Party may from time to time reasonably request in writing to preserve, protect and perfect the security interest of the Secured Party in the Pledged Collateral of the Grantor, and the rights and remedies of the Secured Party hereunder, or otherwise to further effectuate the intent and purposes of this Agreement and to carry out the terms hereof.

(b)The Grantor, at its sole cost and expense, will (i) at all times cause this Agreement (and/or proper notices and supplemental Pledged Collateral assignments or Pledged Collateral security agreements in respect of any portion of the Pledged Collateral of the Grantor) to be duly registered and published, and re-registered and re-published in such manner and in such places as may be required under the UCC or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and security interest of the Secured Party in or with respect to the Pledged Collateral of the Grantor, and (ii) pay all taxes (unless the same are being contested in good faith), fees and charges and comply with all statutes and regulations applicable to such  registration and publishing and such re-registration and re-publishing.

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(c)The Grantor hereby irrevocably authorizes the Secured Party at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) reasonably describe the Pledged Collateral of the Grantor (and, with respect to ESCO, that describes the Pledged Collateral as “all assets” or “all personal property” of ESCO or words of similar effect; provided that upon ESCO’s request, if the Liens created by the Security Agreement are released, the Secured Party agrees to amend any such “all assets” or “all personal property” financing statement such that it only describes the Pledged Collateral), and (b) provide any other information required by the applicable UCC, for the sufficiency or filing office acceptance of any financing statement or amendment, including the type of organization and any organizational identification number issued to the Grantor.  The Grantor agrees to furnish any such information to the Secured Party promptly upon the Secured Party’s request.  The Grantor also ratifies its authorization for the Secured Party to have filed in any applicable UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

Section 4.03Authorization to File Financing Statements.  The Grantor authorizes the Secured Party at any time and from time to time to file in any jurisdiction any initial financing statements and all amendments thereto that (a) indicate the Pledged Collateral of the Grantor are the Pledged Equity Interests of the Grantor, and (b) contain any other information required pursuant to the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including whether the Grantor is an organization, the type of organization and any organization identification number.

Section 4.04Legal Status.  The Grantor agrees that (a) it will not change its name, place of business or if more than one, chief executive office, or its mailing address or organizational identification number if it has one, in each case without providing the Secured Party at least thirty days’ prior written notice thereof, (b) if the Grantor does not have an organizational identification number and later obtains one, it will promptly notify the Secured Party of such organizational identification number, and (c) it will not change its type of organization, jurisdiction of organization or other legal structure in each case unless (x) it shall have provided the Secured Party at least thirty days’ prior written notice thereof, and (y) such action is permitted pursuant to the Facility Agreement.

Section 4.05No Securities Account.  None of the Pledged Collateral will be held in a securities account.

ARTICLE V.

PLEDGED COLLATERAL

Section 5.01Delivery of Certificates and Instruments for Pledged Collateral.

(a)On or prior to the date hereof, the Grantor shall pledge and deposit with the Secured Party all certificates or instruments, if any, representing any of the Pledged Collateral of the Grantor at the time owned by the Grantor and subject to the security interest hereof, duly endorsed in blank in the case of any instrument, and accompanied by undated stock

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powers duly executed in blank by the Grantor or such other instruments of transfer as are reasonably acceptable to the Secured Party, in the case of certificated Equity Interests.

(b)If the Grantor shall acquire (by purchase, conversion, exchange, stock dividend or otherwise) any additional Pledged Collateral, at any time or from time to time after the date hereof which is or are intended to be subjected to the security interest hereof and which is or are represented by certificates or instruments, the Grantor shall (i) forthwith pledge and deposit with the Secured Party all such certificates or instruments, if any, duly endorsed in blank, and accompanied by undated stock powers duly executed in blank by the Grantor or such other instruments of transfer as are acceptable to the Secured Party, in the case of certificated Equity Interests, and (ii) promptly thereafter deliver to the Secured Party a certificate executed by an authorized officer of the Grantor, describing such additional Pledged Collateral and certifying that the same have been duly pledged with the Secured Party hereunder.

(c)The Grantor shall cause each certificated security representing Pledged Collateral, accompanied by undated stock or unit transfer powers duly executed in blank by the Grantor or by such other instruments of transfer as are acceptable to the Secured Party, to be deposited with the Secured Party.

Section 5.02No Assumption of Liability.  The security interest of the Grantor is granted as security only and shall not subject the Secured Party to, or in any way alter or modify, any obligation or liability of the Grantor with respect to or arising out of any of the Pledged Collateral.  Nothing herein shall be construed to make the Secured Party liable as a stockholder, general partner, limited partner or other owner of any other Person, and the Secured Party by virtue of this Agreement or any actions taken as contemplated hereby (except as referred to in the following sentence) shall not have any of the duties, obligations or liabilities of a member of the applicable Pledged Entity, general partner, limited partner or other owner of any other Person.  The parties hereto expressly agree that, unless the Secured Party shall become the absolute owner of an Equity Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Secured Party and/or the Grantor or any other Person.

Section 5.03Registration of Pledged Collateral in the Name of the Secured Party.  During the continuance of an Event of Default, or after the occurrence of a Termination Event or Early Termination Date and after the Secured Party has provided written notice to the Grantor, the Secured Party shall have the right (i) to transfer to or to register in the name of the Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable voting and similar rights specified in this Article V and to (ii) exchange certificates or instruments representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

Section 5.04Appointment of Sub-Agents; Endorsements; etc.  The Secured Party shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the instruments and certificates evidencing any of the Pledged Collateral, which may be held (in the sole discretion of the Secured Party) in the name of the Grantor, endorsed or assigned in blank or in favor of the Secured Party or any nominee or nominees of the Secured Party or a sub-agent appointed by the Secured Party.

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Section 5.05Voting Rights.  Unless and until an Event of Default shall have occurred and be continuing or a Termination Event or Early Termination Date has occurred, and the Secured Party has provided the Grantor written notice, the Grantor shall be entitled to exercise all voting rights attaching to any and all the Pledged Collateral of the Grantor, and to give consents, waivers or ratifications in respect thereof; provided that no vote shall be cast or any consent, waiver or ratification given or any action taken which would violate, result in breach of any covenant contained in or be inconsistent with the terms of this Agreement or any other Facility Document, or which would have the effect of impairing the position or interests of the Secured Party therein.  All such rights of the Grantor to vote and to give consents, waivers and ratifications shall cease upon the occurrence and during a continuance of an Event of Default or upon the occurrence of a Termination Event or an Early Termination Date and after receipt by the Grantor of written notice of the Secured Party’s intent to exercise remedies hereunder.

Section 5.06Entitlement of the Grantor to Cash Dividends and Distributions.  The Grantor shall be entitled to receive all cash dividends or distributions payable in respect of its Pledged Collateral, except as otherwise provided in Sections 5.07 and 5.08.

Section 5.07Entitlement of the Secured Party to Cash Dividends and Distributions.  The Secured Party shall be entitled to receive and to retain as part of the Pledged Collateral all cash dividends and distributions payable in respect of the Pledged Collateral at any time when an Event of Default shall have occurred and be continuing or a Termination Event or an Early Termination Date shall have occurred.

Section 5.08Application of Dividends and Distributions.  If an Event of Default shall have occurred and be continuing or a Termination Event or an Early Termination Date shall have occurred, all dividends and distributions received by the Secured Party and then held by it pursuant to this Article V as part of the Pledged Collateral will be applied as provided in Section 7.04 hereof.

Section 5.09Turnover by Grantors.  All dividends, distributions or other payments that are received by the Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Party, shall be segregated from other property or funds of the Grantor and shall be forthwith paid over to the Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

Section 5.10Sale of Pledged Equity Interests in Connection with Enforcement.  If at any time when the Secured Party shall determine to exercise its right to sell all or any part of the Pledged Equity Interests pursuant to Section 7.01, such Pledged Equity Interests or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under any Securities Laws, the Secured Party may, in its sole and absolute discretion and to the fullest extent permitted by applicable law now or hereafter in effect, sell such Pledged Equity Interests or part thereof by private sale in such manner and under such circumstances as the Secured Party may deem reasonably necessary in order that such sale may legally be effected without such registration; provided that at least ten days’ written notice of the time and place of any such sale shall be given to the Grantor.  Without limiting the generality of the foregoing, in any such event the Secured Party, in its sole and absolute discretion, (a) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Pledged Equity

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Interests or part thereof shall have been filed under such Securities Laws, (b) may approach and negotiate with a single possible purchaser to effect such sale and (c) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Pledged Equity Interests or part thereof.  In the event of any such sale, the Secured Party shall incur no responsibility or liability to the Grantor for selling all or any part of the Pledged Equity Interests at a price which the Secured Party may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.

ARTICLE VI.

Power of Attorney.

Section 6.01Appointment and Powers of the Secured Party.  The Grantor hereby irrevocably constitutes and appoints the Secured Party and all agents thereof, with full power of substitution, as its true and lawful attorneys-in-fact with full irrevocable power and authority in the place and stead of the Grantor or in the Secured Party’s own name, for the purpose of carrying out the terms of this Agreement, to take any and all reasonably necessary action and to execute any and all documents and instruments that may be reasonably necessary to accomplish the purposes of this Agreement and, without limiting the generality of the foregoing, hereby gives said attorneys the power and right, on behalf of the Grantor, without notice to or assent by the Grantor, to do the following:

(a)during the occurrence and continuance of an Event of Default or after the occurrence of a Termination Event or an Early Termination Date and after delivering written notice to the Grantor, to sell, transfer, pledge, or otherwise dispose of, make any agreement with respect to or otherwise deal with any of the Pledged Collateral of the Grantor in such manner as is consistent with the UCC and as fully and completely as though the Secured Party were the absolute owner thereof for all purposes, and to do, at the Grantor’s sole expense, from time to time all acts and things which the Secured Party deems reasonably necessary to protect, preserve or realize upon the Pledged Collateral of the Grantor  and the Security Interest therein, in order to effect the intent of this Agreement, all as fully and effectively as the Grantor might do in accordance with applicable law, including:  (i) to receive, endorse, present, assign, deliver and/or otherwise deal with any and all notes, acceptances, letters of credit, checks, drafts, money orders, or other evidences of payment relating to the Pledged Collateral of the Grantor or any part thereof; (ii) to demand, collect, receive payment of, and give receipt for and give credits, allowances, discounts, discharges, releases and acquittances of and for any or all of the Pledged Collateral of the Grantor; (iii) to commence and prosecute any and all suits, actions or proceedings at law or in equity in or before any court or other tribunal (including any arbitration proceedings) to collect or otherwise realize on all or any of the Pledged Collateral of the Grantor, or to enforce any rights of the Grantor in respect of any of its Pledged Collateral; (iv) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to any or all of the Pledged Collateral of the Grantor; or (v) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any or all of the Pledged Collateral of the Grantor, and to do all other acts and things reasonably necessary to carry out the intent and

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purposes of this Agreement, as fully and completely as though the Secured Party were the absolute owner of the Pledged Collateral of the Grantor for all purposes;

(b)during the occurrence and continuance of an Event of Default or after the occurrence of a Termination Event or an Early Termination Date and after delivering written notice to the Grantor, (i) exercising voting rights with respect to voting securities, which rights may be exercised, if the Secured Party, so elects, with a view to causing the liquidation in a commercially reasonable manner of assets of the issuer of any such securities; and (ii) executing, delivering and recording, in connection with any sale or other disposition of any Pledged Collateral of the Grantor, of the endorsements, assignments or other instruments of conveyance or transfer with respect to such Pledged Collateral; and

(c)to the extent that the Grantor’s authorization given in Section 4.03 is not sufficient, to file such financing statements with respect hereto, with or without the Grantor’s signature, or a photocopy of this Agreement in substitution for a financing statement, as the Secured Party may deem reasonably necessary and to execute in the Grantor’s name such financing statements and amendments thereto and continuation statements which may require the Grantor’s signature.

Section 6.02Ratification by Grantor.  To the extent permitted by law, the Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue of this Article VI.  This power of attorney is a power coupled with an interest and is irrevocable until the termination of this Agreement pursuant to Section 8.09.

Section 6.03No Duty on Secured Party.  The powers conferred on the Secured Party, its directors, officers and agents pursuant to this Article VI are solely to protect the Secured Party’s interests in the Pledged Collateral and shall not impose any duty upon any of them to exercise any such powers.  The Secured Party shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to the Grantor for any act or failure to act, except for the Secured Party’s own bad faith, gross negligence or willful misconduct.

ARTICLE VII.

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT,
TERMINATION EVENT or Early Termination Date

Section 7.01Remedies Generally.  The Grantor agrees that, if any Event of Default shall have occurred and be continuing or a Termination Event or Early Termination Date shall have occurred and the Secured Party shall elect to exercise its remedies with respect to the Pledged Collateral by providing written notice to the Grantor of the Secured Party’s intent to exercise its remedies hereunder, then and in every such case, subject to any mandatory requirements of applicable law then in effect, the Secured Party, in addition to any rights now or hereafter existing under applicable law, shall have all rights as a secured creditor under the UCC in all relevant jurisdictions and may exercise any or all of the following rights (all of which the Grantor hereby agrees is commercially reasonable to the fullest extent permitted under applicable law now or hereafter in effect):

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(a)personally, or by attorneys or other authorized representatives, retake possession of the Pledged Collateral or any part thereof from the Grantor or any other Person who then has possession of any part thereof with prior written notice, and for that purpose may enter upon the Grantor’s premises during normal business hours after providing prior written notice where any of the Pledged Collateral is located and remove the same;

(b)sell, assign or otherwise liquidate, any or all of the Pledged Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation;

(c)pay and discharge taxes, Liens (other than Liens in favor of the Secured Party) or claims on or against any of the Pledged Collateral;

(d)pay, perform or satisfy, or cause to be paid, performed or satisfied, for the benefit of the Grantor, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by the Grantor under any contract, agreement or instrument relating to its Pledged Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that the Grantor fails or refuses to perform or satisfy the same;

(e)enter into any extension of, or any other agreement in any way relating to, any of the Pledged Collateral; and/or

(f)make any compromise or settlement the Secured Party deems reasonably necessary with respect to any of the Pledged Collateral;

it being understood that the Grantor’s obligation so to deliver the Pledged Collateral of the Grantor is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Secured Party shall be entitled to a decree requiring specific performance by the Grantor of said obligation.

Section 7.02Disposition of the Pledged Collateral.  Upon the occurrence and continuance of an Event of Default or after the occurrence of a Termination Event or an Early Termination Date and after the Grantor has been provided written notice from the Secured Party of the Secured Party’s intent to exercise its remedies hereunder, any Pledged Collateral repossessed by the Secured Party under or pursuant to Section 7.01 and any other Pledged Collateral whether or not so repossessed by the Secured Party, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale of the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Secured Party may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable.  In the case of any such disposition which shall be a private sale or other private proceeding permitted by such requirements, such sale shall be made upon not less than ten days’ written notice to the Grantor specifying the time at which such disposition is to be made and the intended sale price or other consideration therefor, and shall be subject, for the ten days after the giving of such notice, to the right of the Grantor or any nominee of the Grantor to acquire the Pledged Collateral involved at a price or for such other consideration at least equal to the intended sale price or other consideration so specified.  In the case of any such disposition which

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shall be a public sale permitted by such requirements, such sale shall be made upon not less than ten days’ written notice to the Grantor specifying the time and place of such sale and, in the absence of applicable requirements of law, shall be by public auction (which may, at the Secured Party’s sole option, be subject to reserve), after publication of notice of such auction not less than ten days prior thereto in two newspapers in general circulation in the city where such Pledged Collateral is located.  To the extent permitted by any such requirement of law, the Secured Party may bid for and become the purchaser (by bidding in Secured Obligations or otherwise) of the Pledged Collateral or any item thereof offered for sale in accordance with this Section without accountability to the Grantor (except to the extent of surplus money received as provided in Section 7.04).  Unless so obligated under mandatory requirements of applicable law, the Secured Party shall not be required to make disposition of the Pledged Collateral within a period of time which does not permit the giving of notice to the Grantor as hereinabove specified.  The Secured Party need give the Grantor only such notice of disposition as the Secured Party shall deem to be reasonably practicable in view of such mandatory requirements of applicable law.

Section 7.03Waiver of Claims.  Except as otherwise provided in this Agreement, THE GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY’S TAKING POSSESSION OR THE SECURED PARTY’S DISPOSITION OF ANY OF THE PLEDGED EQUITY INTERESTS, INCLUDING ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE GRANTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and the Grantor hereby further waives, to the extent permitted by law: (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party’s bad faith, gross negligence or willful misconduct; (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder; and (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Pledged Collateral or any portion thereof, and the Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws to the fullest extent permitted by applicable law now or hereafter in effect.  Any sale of, or the grant of options to purchase, or any other realization upon, any Pledged Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all Persons claiming or attempting to claim the Pledged Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the Grantor.

Section 7.04Application of Proceeds.  All Pledged Collateral and proceeds of Pledged Collateral obtained and realized by the Secured Party in connection with the enforcement of this Agreement pursuant to this Article VII shall be applied as follows:

(a)first, to the payment to the Secured Party, for application to the Secured Obligations as provided in the Facility Agreement; and

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(b)second, to the extent remaining after the application pursuant to the preceding clause (a) and following the termination of this Agreement pursuant to Section 8.09 hereof, to the Grantor or to whomever may be lawfully entitled to receive such payment.

Section 7.05Remedies Cumulative.  Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or the other Facility Documents or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party.  All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others.  No delay or omission of the Secured Party in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Secured Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Potential Event of Default, Event of Default or Termination Event or an acquiescence therein.  No notice to or demand on the Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.  In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover documented, reasonable, actual expenses, including attorneys’ fees, and the amounts thereof shall be included in such judgment.

Section 7.06Discontinuance of Proceedings.  In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the Grantor, the Secured Party and each holder of any of the Secured Obligations shall be restored to their former positions and rights hereunder with respect to the Pledged Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

Section 7.07Purchasers of Pledged Collateral.  Upon any sale of any of the Pledged Collateral by the Secured Party hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Pledged Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication or nonapplication thereof.

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ARTICLE VIII.

MISCELLANEOUS

Section 8.01Notices.  Except as otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing, sent by telecopier, mailed or delivered, (i) if to the Grantor, to it care of ESCO, at ESCO’s address specified in or pursuant to the Facility Agreement, and (ii) if to the Secured Party, to it at its address specified in or pursuant to the Facility Agreement; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.  All such notices and communications shall be mailed, telecopied, sent by overnight courier or delivered, and shall be effective when received.

Section 8.02Entire Agreement.  This Agreement together with the Facility Documents contains the complete agreement between the Grantor and the Secured Party with respect to the subject matter of this Agreement and supersedes all other agreements, whether written or oral, with respect to the matters contained therein.

Section 8.03Obligations Absolute. The obligations of the Grantor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever, other than indefeasible payment in full of, and complete performance of, all of the Secured Obligations, including:

(a)any renewal, extension, amendment or modification of, or addition or supplement to, or deletion from other Facility Documents or any other instrument or agreement referred to therein, or any assignment or transfer of any thereof;

(b)any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument or this Agreement except as expressly provided in such renewal, extension, amendment, modification, addition, supplement, assignment or transfer;

(c)any furnishing of any additional security to the Secured Party or its assignee or any acceptance thereof or any release of any security by the Secured Party or its assignee;

(d)any limitation on any Person’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof;

(e)any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to the Grantor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not the Grantor shall have notice or knowledge of any of the foregoing; or

(f)to the fullest extent permitted by applicable law now or hereafter in effect, any other event or circumstance which, but for this provision, might release or discharge a guarantor or other surety from its obligations as such.

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Section 8.04Successors and Assigns.  Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of the Grantor or the Secured Party that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.  The Grantor may not assign this Agreement or any of its obligations hereunder unless such assignment is with the prior written consent of Secured Party or is in accordance with the Facility Agreement.

Section 8.05Headings Descriptive.  The headings are inserted for convenience and are to be ignored for the purposes of construction.

Section 8.06Severability.  The invalidity, in whole or in part, of any of the foregoing Sections or provisions of this Agreement will not affect the validity of the remainder of such Sections or provisions.

Section 8.07Enforcement Expenses, etc.  The Grantor hereby agrees to pay, to the extent not paid pursuant to the Facility Agreement, all reasonable, documented, actual out-of-pocket costs and expenses of the Secured Party in connection with the enforcement of this Agreement, the preservation of the Pledged Collateral, the perfection of the security interest, and any amendment, waiver or consent relating hereto (including the reasonable, actual and documented out-of-pocket fees and disbursements of counsel employed by the Secured Party).

Section 8.08Release of Portions of Pledged Collateral. If any of the Pledged Collateral shall be sold, transferred or otherwise disposed of by the Grantor in a transaction permitted by the Facility Agreement and the other Facility Documents, the security interest created hereby in any sale proceeds of Pledged Collateral that is so sold, transferred, or otherwise disposed of shall automatically terminate and be released upon the closing of such sale, transfer, or other disposition, but such Pledged Collateral shall be sold and transfer subject to the Lien and security interest created hereby.  Upon the occurrence of the events described in the foregoing sentence, the Secured Party agrees to execute and deliver releases of such proceeds, and to authorize the filing of a UCC-3 releasing such proceeds, as is reasonably requested by the Grantor.

Section 8.09Continuing Agreement; Termination; Reinstatement.   This Agreement shall remain in full force and effect until the earlier of (i) the occurrence of the Facility Termination Date or (ii) the Collateral Release Date, at which time this Agreement shall terminate (other than obligations under this Agreement which expressly survive such termination) and the Secured Party, at the request and expense of the Grantor, will promptly execute and deliver to the Grantor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to the Grantor (without recourse and without any representation or warranty) all of the Pledged Collateral of the Grantor as may be in the possession of the Secured Party and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement.

(b)This Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Secured Party as a

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preference, fraudulent conveyance or otherwise under any Debtor Relief Law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable, actual and documented out-of-pocket costs and expenses (including any reasonable, actual and documented out-of-pocket legal fees and disbursements) incurred by the Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

Section 8.10Other Creditors, etc.; Not Third-Party Beneficiaries.  No creditor of the Grantor or any of their respective Affiliates, or other Person claiming by, through or under the Grantor or any of its respective Affiliates, other than the Secured Party, and its successors and assigns, shall be a beneficiary or third-party beneficiary of this Agreement or otherwise shall derive any right or benefit herefrom.

Section 8.11Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original but all of which shall together constitute one and the same instrument.  Furthermore, a facsimile or photocopied counterpart of this Agreement will be sufficient to bind a party hereto to the same extent as an original.

Section 8.12Amendments.  No amendment or waiver of any provision of this Agreement and no consent to any departure by the Grantor shall in any event be effective unless the same shall be in writing and signed by the Secured Party and the Grantor, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific Grantor and specific purpose for which given.

Section 8.13Separate Actions.  A separate action may be brought and prosecuted against the Grantor, any guarantor or obligor, and whether or not the Grantor or any other guarantor or obligor or Grantor be joined in such action or actions.

Section 8.14Full Recourse Obligations; Effect of Fraudulent Transfer Laws.  It is the desire and intent of the Grantor and the Secured Party that this Agreement shall be enforced as a full recourse obligation of the Grantor to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought.  If and to the extent that the obligations of the Grantor under this Agreement would, in the absence of this sentence, be adjudicated to be invalid or unenforceable because of any applicable state or federal law relating to fraudulent conveyances or transfers, then the amount of the Grantor liability hereunder in respect of the Secured Obligations shall be deemed to be reduced ab initio to that maximum amount that would be permitted without causing the Grantor’s obligations hereunder to be so invalidated.

Section 8.15Governing Law; Venue; Waiver of Jury Trial.

(a)THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

(b)ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK

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SITTING IN NEW YORK, NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GRANTOR AND THE SECURED PARTY CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS.  EACH PARTY IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AGREEMENT OR OTHER DOCUMENT RELATED THERETO.  EACH PARTY WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY THE LAW OF SUCH STATE.

(c)THE PARTIES HEREBY EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND THE PARTIES HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AGREEMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 8.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

Section 8.16Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Pledged Collateral and the Collateral (as defined in the Security Agreement) (including real property and securities owned by any party to the Security Agreement), or by a guarantee, endorsement or property of any other Person, then the Secured Party shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of any Event of Default, Termination Event or Early Termination Date, and the Secured Party shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Secured Party shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Secured Party under this Agreement, under any other of the Facility Documents or under any other document relating to the Secured Obligations.

Section 8.17Marshaling.  The Secured Party shall not be required to marshal any present or future collateral security (including the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights and remedies hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights and remedies, however existing or arising.  To the extent that it lawfully may, the Grantor hereby agrees that it will not invoke any law relating to the marshaling

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of collateral which might cause delay in or impede the enforcement of the Secured Party’s rights and remedies under this Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, the Grantor hereby irrevocably waives the benefits of all such laws.

Section 8.18Damages.  The Secured Party and the Grantor hereby agree that no such Person shall have a remedy of punitive or exemplary damages against any other party to a Facility Document and each such Person hereby waives any right or claim to punitive or exemplary damages that they may now have or may arise in the future in connection with any dispute under this Agreement or any other Facility Document, whether such dispute is resolved through arbitration or judicially.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

SUMMER ENERGY HOLDINGS, INC. as the Grantor By: /s/ Jaleea George Name: Jaleea George Title: CFO

Accepted by: EDF ENERGY SERVICES, LLC as the Secured Party By: /s/ Terry Nutt Name: Terry Nutt Title: Chief Financial Officer

EDF TRADING NORTH AMERICA, LLC

as the Secured Party

By:_ /s/ Terry Nutt

Name: Terry Nutt

Title: Chief Financial Officer

Signature Page to Pledge Agreement – EDF and ESCO

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ACKNOWLEDGEMENT AND CONSENT

The undersigned hereby acknowledges receipt of a copy of the foregoing Pledge Agreement (the “Agreement”) and agrees to be bound thereby and to comply with the terms thereof, any provisions of its limited liability company operating agreement to the contrary notwithstanding.  The undersigned further agrees that the Secured Party (as that term is defined in the Agreement) will not have any of the obligations of a member of the undersigned unless the Secured Party affirmatively elects to undertake such obligations in accordance with the terms of the Agreement.

Dated as of May 1, 2018

SUMMER ENERGY, LLC By: /s/ Neil Leibman________________ Name: Neil Leibman Title: Manager
SUMMER ENERGY NORTHEAST, LLC By: /s/ Neil Leibman________________ Name: Neil Leibman Title: Manager

Signature Page to Pledge Agreement – EDF and ESCO

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Schedule I

Pledged Equity Interest

Pledgor	Pledged Entity	Certificate No.	Percentage of Equity Interests
Summer Energy Holdings, Inc.	Summer Energy, LLC	N/A	100%
Summer Energy Holdings, Inc.	Summer Energy Northeast, LLC	N/A	100%

Schedule I -1

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Schedule II

Place of Business; Jurisdiction of Organization, Etc.

(i) Principal Place of Business.  The principal place of business of the Grantor is as follows:

Grantor	Principal Place of Business

Summer Energy Holdings, Inc.	800 Bering Drive, Suite 260, Houston, Texas 77057

(ii) Jurisdictions of Organization or Formation.  The jurisdiction of organization or formation, as applicable, of the Grantor is as follows:

Grantor Summer Energy Holdings, Inc.	Jurisdiction of Organization/ Formation Nevada

(iii) Organizational and Federal Taxpayer Identification Numbers.  The state issued organizational identification number and federal taxpayer identification number of the Grantor as follows:

Grantor	Organizational Identification Number	Federal Taxpayer Identification Number	Legal Entity Identifier
Summer Energy Holdings, Inc.	E0149972005-2	20-2722022	Corporation

(iv) Changes in Name, Jurisdiction of Organization or Corporate Structure.  Except as set forth below, the Grantor has not conducted business in any jurisdiction, under any trade name, fictitious name or other name (including any names of divisions or predecessor entities):

Grantor	Description

Schedule II - 1

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2

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